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                                    SELFCARE
                               200 Prospect Street
                          Waltham, Massachusetts 02154
                            Telephone: (617) 647-3900
                            Facsimile: (617) 647-3939


         AGREEMENT BETWEEN EN PLC LIMITED PARTNERSHIP AND SELFCARE, INC.
         ---------------------------------------------------------------


     1. EN PLC sells its holding of 7,961,386 shares of Enviromed plc common stock to Selfcare, Inc. at 30p/share at an exchange rate of 1.5925 or $3,803,552.00.

     2. The payment is made in the form of a 2 year note at an interest rate of Bank of Boston prime rate plus 1 1/2% adjustable for changes in Bank of Boston prime rate.

     3. At the end of each of the first four quarters Selfcare, Inc. will pay $316,962.68 of the loan to EN PLC plus interest and, in each of the following four quarters it will pay $633,925.36 plus interest.

     4. The note will be secured only by the Enviromed plc stock purchased. Should Selfcare seek to sell or transfer the Enviromed plc stock purchased in the transaction, Selfcare will have to pay off the balance of the note plus any interest due at that time. The note is subordinated to any current or future indebtedness of Selfcare, Inc.

     5. Notwithstanding any additional documentation required, the transaction is effective today.

                                        for Selfcare, Inc.


                                           /s/ Edward Roberts
                                        -----------------------------------
                                        Date: October 17, 1996
                                              ----------------
                                        Professor Edward B. Roberts

                                        for EN PLC Limited Partnership


                                           /s/ Donald Mattes
                                        -----------------------------------
                                        Date: October 17, 1996
                                              ----------------
                                        Mr. Donald A. Mattes